Exhibit 23






            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-52069 and 333-40536) of Old Republic International Corporation of our report dated June 23, 2006 relating to the financial statements of Great West Casualty Company Profit Sharing Plan, which appears in this Form 11-K.


                                        /s/ PricewaterhouseCoopers, LLP


Chicago, Illinois
June 29, 2006